UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2007.

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1900	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 31, 2007, Nicholas J. Sutton and M. Jay Allison each resigned from the Board of Directors of the Company in order to allow for their re-appointment as Class II directors of the Company with terms expiring at the 2008 annual meeting. Messrs. Sutton and Allison, who were appointed to the Board following the 2006 annual meeting, had inadvertently been designated to stand for re-election at the 2007 annual meeting, thereby effectively making them Class I directors at a time when there were no vacancies in that class.

(d) On January 31, 2007, the Company’s Board of Directors re-appointed Nicholas J. Sutton and M. Jay Allison to the Board of Directors, designating them to fill two vacancies in the class of Class II directors of the Company with terms expiring at the 2008 annual meeting.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 31, 2007, the Board of Directors of the Company approved an amendment to the Bylaws of the Company to phase out the Company’s classified board structure and to instead provide for the annual election of all directors. The amendment to the Bylaws implemented an earlier Board-sponsored proposal which had been approved by the stockholders of the Company at the 2006 annual meeting. The amendment to the Bylaws provides for the phasing out of the classified board structure at the annual meetings of the Company held in 2007, 2008, and 2009, with director nominees elected at such meetings and thereafter to be elected to one year terms.

Specifically, Article III, Section 2 of the Bylaws was amended to read:

“Section 2. Until the Company’s 2009 annual meeting of stockholders, the Board of Directors shall be divided into three classes, Class I, Class II, and Class III. The number of directors in each class shall be as nearly equal in number as possible. The directors elected to Class I in 2004 shall serve for a term ending on the date of the annual meeting held in calendar year 2007, the directors elected to Class II in 2005 shall serve for a term ending on the date of annual meeting held in calendar year 2008, and the directors elected to Class III in 2006 shall serve for a term ending on the date of the annual meeting held in calendar year 2009. The term of each director who is elected by stockholders after the 2006 annual meeting shall end at the first annual meeting that next follows his or her election. Commencing with the annual meeting of stockholders in 2009, the classification of the Board of Directors shall terminate, and all directors shall be of one class and shall serve for a term ending at the annual meeting that next follows the annual meeting at which such directors were elected. If prior to the Company’s 2009 annual meeting of stockholders the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any outstanding shares of Preferred Stock shall be entitled, voting separately as a class, to elect directors, the terms of all directors elected by such holder shall expire at the next succeeding annual meeting of stockholders”.

Following is the text of Article III, Section 2 of the Bylaws prior to the above referenced amendment:

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“Section 2. Commencing with the 1970 election of directors, the Board of Directors shall be divided into three classes as nearly equal in number as may be, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1970, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting; directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting; and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any outstanding shares of Preferred Stock shall be entitled, voting separately as a class, to elect directors, the terms of all directors elected by such holder shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting”.

The Amended and Restated Bylaws of the Company (amended and restated through January 31, 2007) are attached to this Form 8-K as Exhibit 3.2.

Item 8.01.	Other Events

On February 2 2007, the company announced that it has taken action to implement the board declassification proposal which has been sponsored by the Board of Directors and approved by the stockholders at the 2006 annual meeting. The company also announced in the press release that it has reappointed Nicholas J. Sutton and M. Jay Allison as directors of the company to fill two vacancies in the class of directors with terms expiring at the annual meeting of the Company’s stockholders in 2008.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this Form 8-K:

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release dated February 2, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ J. Keith Lousteau
J. Keith Lousteau
Executive Vice President and Chief Financial Officer

Date: February 2, 2007

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